Exhibit 99.1

BankUnited Financial Corporation

Investor Presentation

September 2006

NASDAQ: BKUNA

September 30th Fiscal Year End 2

Forward Looking Information

This presentation contains certain forward looking statements, which are based on management’s expectations regarding factors that may impact the Company’s strategic initiatives, and economic outlook. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that could cause future results to differ materially from historical performance or future expectations.

NASDAQ: BKUNA

September 30th Fiscal Year End 3

BankUnited’s Strategy

With key emphasis on

High quality credit culture

Customer service

Local delivery

Experienced and trained managers

Build successful Florida community bank complemented by a

national residential lending business anchored in Florida

NASDAQ: BKUNA

September 30th Fiscal Year End 4 Retail CDs 36.2% Non Interest Demand Deposits 6.5% Savings Accounts 22.9% Jumbo CDs 27.9% Transaction Accounts / MMA 6.5% Deposit Portfolio Loan & Deposit Portfolio 1-4 Family 85.6% Commercial 1.8% Commercial R.E. 9.2% Consumer 0.2% Home equity and lines of credit 3.2% Loan Portfolio (1) Data at 06/30/06 Lower risk asset base, diversified funding mix (1) Gross of unearned discounts, premiums and deferred loan fees

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September 30th Fiscal Year End 5

Deep and Experienced Management Team 28 2006 EVP Wealth Management 25 Average years of banking experience in the Florida market 24 1999 EVP Commercial Real Estate 24 2003 EVP Bank Services 29 2002 EVP Corporate Real Estate Services 26 2003 EVP Human Resources 16 2003 EVP and General Auditor 26 2003 EVP Corporate and Commercial Banking 19 2003 EVP Residential Lending 34 2003 EVP Credit Risk Officer 21 2003 EVP Neighborhood Banking 29 2003 EVP and Chief Accounting Officer 9 2005 EVP Corporate Finance 23 1999 SEVP and CFO 38 2002 President & COO 38 1984 Founder, Chairman & CEO Years of banking experience in the Florida market Year joined BKUNA Position

A Local Florida Bank

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September 30th Fiscal Year End 7

The Florida Market: Population Growth 4th largest state in the U.S. (18 million people) The population within BankUnited’s footprint is comparable to the 13th largest state in the U.S. 8 million people—46% of the state’s total Population growth projected to reach 29 million by 2030 3rd fastest growing state Long-term growth rate is nearly 3x the national average Population growth of approximately 1,060 people per day 12.1% 12.2%

6.1%

11.8%

12.4%

6.3%

Population Growth (2000 to 2005) Projected Population Growth (2005 to 2010) Market Area Florida United States 79.5% 29.2% Projected Population Growth (2000 to 2030) Florida United States Source: SNL Financial; US Census Bureau

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September 30th Fiscal Year End 8

The Florida Market: Large & Growing Deposit Base $343 billion deposit base—6% of the U.S. total BankUnited’s footprint contains $191 billion of deposits or 56% of the Florida total $60,000 in deposits per household Market share growth opportunity BankUnited is ranked 12th in Florida, 9th in its market area BankUnited is ranked 1st in deposits for banks headquartered in Florida

Source: SNL Financial

56%

44%

BankUnited’s Market Area Other Florida Counties Florida Deposit Market ($343 billion)

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September 30th Fiscal Year End 9

The Florida Market: #1 in Job Creation Florida leads the nation in job creation #1 state for new jobs in the U.S. for past 3 years

Florida has added over 1 million jobs since 2000

Fastest job growth rate and lowest unemployment rate of the ten most populous states

259,800 new jobs from July 2005 to July 2006

Professional and Business Services accounted for 28% of the new jobs 9.7% 1.5% Employment Growth (2000 to 2005) Florida United States

Source: Florida Tax Watch; Florida Research and Economic Database; Bureau of Labor Statistics

12.0%

8.7%

Employment Growth (2006 to 2012) Florida United States

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September 30th Fiscal Year End 10

73 Branches in Florida

Branches as of September 8, 2006

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September 30th Fiscal Year End 11

Micro-market Retail Strategy Select geographic micro-markets based on demographics and customer preferences Products tailored to each market Local marketing and community involvement High-touch interaction with customers Localized decision making Customer Service Continue to expand branch franchise in selected attractive markets Hire experienced branch managers from local markets Provide full spectrum of products and services Branch Expansion & Product Breadth Branches Checking, Savings, and Money Market Core Deposits Household Relationships FY 2003 FY 2005 June 3Q06 43

73

$1.4B

$2.1B

$2.5B

$3.5B

58,000

70,000

61

$1.9B

$4.2B

85,000

NASDAQ: BKUNA

September 30th Fiscal Year End 12 $4,224 $2,496 $2,796 $3,521 $2,104 $1,429 $1,659 $1,934

73 43 50 61

$500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500

FY 03 FY 04 FY 05 June 3Q06 Deposits 0

10

20

30

40

50

60

70

Total Branches Core Deposit Growth Dollars in Millions

Branch expansion focused on target customer base to attract core deposits 47% Growth in Checking, Savings, and Money Market 69% Growth in Core Deposits Checking, Savings and Money Market Total Core Deposits Total Branches

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September 30th Fiscal Year End 13

Loan Production Mix $2,522 $2,912 $4,170 $4,351

FY 03 FY 04 FY 05 3Q06

Dollars in Millions

65% Growth

The growth rate of commercial and consumer loan production has outpaced mortgage loan production.

$336

$655

$958

$528

FY 03 FY 04 FY 05 3Q06 186% Growth Mortgage Loans Commercial Loans (1) $148 $181 $299 $234 FY 03 FY 04 FY 05 3Q06 102% Growth Consumer Loans

(1) Includes commercial & commercial R.E. loans

Note: Fiscal year ends September 30

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September 30th Fiscal Year End 14

Commercial & Commercial Real Estate Strategy

Build full service banking relationships

Use our local decision making and local knowledge to outmaneuver the out of state banks

Use product selection, service and asset size to outmaneuver the local banks

Experienced local lenders

Credit Quality as guiding factor

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September 30th Fiscal Year End 15

Commercial Banking Landscape

Expanding our commercial banking market north into Broward and Palm Beach counties

Recently hired lending team in Palm Beach County

Benefit from current market conditions

Steady commercial industrial growth by attracting business from other financial institutions

Local decision making

Knowledge of local markets

Continued consolidation of banking market

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September 30th Fiscal Year End 16

Commercial Banking Relationships

72

164

219

FY 03 FY 05 June 3 Q06

Enhancing and developing commercial banking relationships

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September 30th Fiscal Year End 17

Commercial Banking Loan Balances

Dollars in Millions

$153

$168

$199 $189

FY 03 FY 04 FY 05 3Q06

30% Growth

Commercial Portfolio Balance

NASDAQ: BKUNA

September 30th Fiscal Year End 18 Commercial Real Estate Landscape

Expansion of CRE Team

Recently hired lending team in Palm Beach, Collier and Sarasota County

Minimal Condo Lending Exposure

Benefit from strong local market

Warehouses

Shopping Centers Offices

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September 30th Fiscal Year End 19

Commercial Real Estate Loan Balances

$389

$600

$779

$951

FY 03 FY 04 FY 05 3Q06

Dollars in Millions, Total Year to Date

100%Growth

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September 30th Fiscal Year End 20

Non-residential Portfolio Asset Quality

Growth in the non-residential portfolio achieved while consistently improving asset quality

0.43%

0.30%

0.11%

-0.01%

FY 03 FY 04 FY 05 June 3Q06

Net Charge-offs / Average Loans

Note: Fiscal year ends September 30

Residential Lending

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September 30th Fiscal Year End 22

Residential Loan Portfolio Mix

Fixed Rate Loans 14%

Traditional ARM 20%

MTA Option ARMs 66%

Total Residential Loans (at 6/30/2006)

Originations primarily for portfolio

$8.9 billion of residential loans outstanding

Current estimated average loan-to-value (LTV) of the residential portfolio is 62% (1)

MTA Option ARMs = 66.5% of the residential portfolio and 56.9% of total loans

(1) Statistical approximation based on data from Office of Federal Housing Enterprise Oversight, does not include purchase mortgage insurance (PMI)

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September 30th Fiscal Year End 23

$319

$1,586

$3,801

$5,905

FY 03 FY 04 FY 05 3Q06

Monthly Adjustable MTA Loan Balances

MTA Option ARM Loan Balances

NASDAQ: BKUNA

September 30th Fiscal Year End 24

MTA Option ARM Product Description

Characteristics of BankUnited’s Option ARM

Prepayment fees

Negative amortization limited to a maximum of 115% of the original principal balance

5 year re-cast

No piggybacking

Indexed to last 12-month’s 1 year CMT

Underwriting is performed at the fully-indexed rate

Dollars in Millions

Who is BankUnited's Option ARM Customer?

- Average Loan-to-Value (LTV) ratio of 73% at initiation(1)
  - No piggybacking (this means the additional 27% of the loan value is not financed by BankUnited)
  - Current estimated average loan-to-value (LTV) of the Option ARM portfolio is 68%(2)
- Average FICO scores > 710
- No sub-prime loans
- Average size of loan $299,000
- 80% 1 - 4 family homes, 3% high rise luxury condo(3)
- Employment / cash flow

(1) *This includes purchase mortgage insurance (PMI) on loans greater than 80%LTV, without inclusion of PMI the LTV is 77% at inception*
(2) Statistical approximation based on data from Office of Federal Housing Enterprise Oversight, does not include purchase mortgage insurance (PMI)
(3) *High rise luxury condo = building 8 stories or taller with unit valued at $800,000 or above*

NASDAQ: BKUNA
September 30th Fiscal Year End
BankUnited
Banking For Locals, By Locals℠
25

NASDAQ: BKUNA

September 30th Fiscal Year End 26

Underwriting Process

BankUnited selects who to do business with based on internal guidelines led by credit quality

Strict process from start to finish

Only pre-approved brokers can submit loans

BankUnited Account Executive has account/broker limit

Internal due diligence is run on all brokers prior to their approval

Strict appraisal process

All loan production offices have assigned in-house appraisers that are experienced and know their local markets

NOTE: The steps above assume broker and borrower have been approved

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September 30th Fiscal Year End 27

Underwriting Process

Continued from prior page

Underwriters are experienced

All know how to review appraisals

All are locally based to their markets

Additional Quality Assurance run on 10% of loan files throughout year

Scorecard kept on all brokers, account executives and loan production office

Part of ongoing internal due diligence process

Preferred broker program available to select brokers

NASDAQ: BKUNA

September 30th Fiscal Year End 28

Asset Quality

-0.05%

0.15%

0.35%

0.55%

0.75%

0.95%

December 2002 March 2003 June 2003 September 2003 December 2003 March 2004 June 2004 September 2004 December 2004 March 2005 June 2005 September 2005 December 2005 March 2006 June 2006

NPA’s/Assets YTD NCO’s/YTD Avg Loans

BankUnited has maintained asset quality while delivering strong loan growth

NASDAQ: BKUNA

September 30th Fiscal Year End 29

MTA Option Arm – Positives for borrower

Advantage over fixed rate loan is customer has flexibility

Payment Options

Minimum payment

Interest only

Fully amortizing

Fully amortizing + additional principal

Fully Amortizing Interest Only Minimum $686.45 $686.45

N/A N/A FIXED $609.42 $421.60 MTA*

Monthly Payment Comparison (6% Fixed, 6% Fully Amortized, 3% minimum, $100,000 loan 30 year term)

*Payment amounts can change each month depending on interest rates

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September 30th Fiscal Year End 30

Negative Amortization Negative Amortization = Current Principal Balance – Original Principal Balance

This product is designed to allow negative amortization

This occurs when the total principal outstanding is greater than the original borrowing amount

For a borrower, this is similar to a home equity without the need to apply for another loan or to pay additional closing costs

BankUnited’s Negative Amortization

Negative amortization ceiling of 115% from original principal amount

Negative amortization of $57 million on a portfolio of $6.0 billion, less than 1% Negative Amortization

(1) Forward looking data based on the respective forward curve, subject to actual results

Source: Federal Reserve and Bloomberg

MTA Option ARM – Positives for Lender

- Advantage over fixed rate loan
  - Lender's monthly payment received fluctuates with interest rates
  - Prepayment penalty
  - Margin positively impacted
    - BankUnited's MTA yield generally lags liability pricing as interest rates rise, margin should improve as short term interest rates moderate



MTA Index vs. 3 Month LIBOR
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
Jan-03
Nov-03
Sep-04
Jul-05
May-06
Mar-07
Jan-08
Projection(1)
MTA
3 Month LIBOR

Source: Federal Reserve and Bloomberg

(1) Forward looking data based on the respective forward curve, subject to actual results

NASDAQ: BKUNA
September 30th Fiscal Year End
BankUnited
Banking For Locals, By Locals℠
31

NASDAQ: BKUNA

September 30th Fiscal Year End 32

Net Interest Margin Expansion

52 bps of net interest margin expansion from June 2005 to June 2006

MTA index lag and current CPR level should drive further NIM expansion if interest rates continue to moderate

1.60%

1.70%

1.80%

1.90%

2.00%

2.10%

2.20%

Jun 3Q05 Sep 4Q05 Dec 1Q06 Mar 2Q06 Jun 3Q06

Net Interest Margin

1.60%

1.70%

1.80%

1.90%

2.00%

2.10%

2.20%

2.30%

Dec 1Q03 June 3Q03 Dec 1Q04 Jun 3Q04 Dec 1Q05 Jun 3Q05 Dec 1Q06 Jun 3Q06

Additional Financials

NASDAQ: BKUNA

September 30th Fiscal Year End 34

Strategic Balance Sheet Management

Finding the optimal intersection:

Secondary loan sales or securitizations are an essential part of this process

Highly liquid and well developed secondary market

During 2005 and through Q3 2006 profitably sold or securitized loans of $2.1 billion

Portfolio growth + enhanced sales programs under development

Liquidity

Leverage

Return on

Capital

NASDAQ: BKUNA

September 30th Fiscal Year End 35

73 Branches 61 Branches 50 Branches 43 Branches

52.0% 57.1% (1) 51.8% 58.0%

30 35 40 45 50 55 60 65 70 75 80

FY 03 FY 04 FY 05 June 3Q06

Total Branches 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0%

Efficiency Ratio

Total Branches Efficiency Ratio

Efficiency Ratio

Operating leverage on new branches should improve efficiency

Note: Fiscal year ends September 30

(1) Excludes loss on extinguishment of high-rate debt

NASDAQ: BKUNA

September 30th Fiscal Year End 36 Net Income

$39.1

$50.7

$27.5

$24.2

$59.7

FY 03 FY 04 FY 05 9 Months ended June 30, 2006

Loss on Extinguishment of High-Rate Debt $51.7

Dollars in Millions, except for per share data

Net Income

Note: Fiscal year ends September 30

NASDAQ: BKUNA

September 30th Fiscal Year End 37 Earnings Per Share

$0.32

$0.35

$0.33

$0.35 $0.36 $0.37

$0.41

$0.44 $0.45

$0.42

-0.5

$0.44

$0.50

$0.54

$0.62

$0.25

$0.31

$0.37

$0.43

$0.49

$0.55

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06

Post Secondary Offering January 2006, Issued 5,750,000 Shares at $26.25

Extinguishment of High-Rate Debt

Post Secondary Offering May 2003 Issued 3,936,500 Shares at $18.50

Dollars in Millions, except for per share data Quarterly Diluted Earnings Per Share

Note: Fiscal year ends September 30

Valuation

NASDAQ: BKUNA

September 30th Fiscal Year End 39

Florida Peer Group: Deposits and Valuation 29.0x 3.5x $10.85 $38.02 50 $3.4 B $4.2 B FFFL 22.5x 3.9x $ 7.68 $30.12 44 $2.0 B $2.4 B SBCF 19.2x 21.3x 30.1x 12.4x

Price/ Earnings 3.0x $11.01 $32.72 68 $2.2 B $2.7 B CCBG 3.1x $14.12 $44.25 40 $2.2 B $3.2 B HARB 2.0x $ 7.13 $14.15 74 $3.8 B $6.4 B BBX 1.4x $18.50 $26.00 73 $5.9 B $12.9 B BKUNA

Price/ Tangible Book Tangible Book Value Stock Price # of Branches Total Deposits Total Assets Ticker Symbol

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